Exhibit 15.3

Akazoo August 2019 INVESTOR PRESENTATION

PAGE 1 STRICTLY CONFIDENTIAL Forward Looking Statements This presentation contains certain forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , as amended, based on the current expectations, estimates and projections of Modern Media Acquisition Corp . (“MMDM”) or Akazoo Limited (the “Company”) about the Company’s operations, industry, financial condition, performance, results of operations, and liquidity . Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts . Statements containing words such as “may,” “could,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward - looking statements . Forward - looking statements represent management’s current expectations or predictions of future conditions, events or results . These forward - looking statements include, but are not limited to, statements about, or are based upon assumptions regarding the Company’s strategies and future financial performance ; expectations or estimates about future business plans or objectives, prospective performance and opportunities, including revenues ; customer acquisition and retention ; operating expenses ; market trends, including those in the markets in which the Company competes ; liquidity ; cash flows and uses of cash ; capital expenditures ; the Company’s ability to invest in growth initiatives and pursue acquisition opportunities ; the Company’s products and services ; pricing ; marketing plans ; competition ; the anticipated benefits of the proposed business combination ; the amount of any redemptions by existing holders of MMDM shares ; the sources and uses of cash ; the management and board composition of the combined company following the proposed business combination ; the anticipated capitalization and enterprise value of the combined company ; the continued listing of the combined company’s securities on Nasdaq ; and the structure, terms and timing of the proposed business combination . You are cautioned not to place undue reliance on these forward - looking statements, which reflect management's good faith beliefs, assumptions and expectations only as of the date hereof . Any such forward - looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted, many of which are beyond the Company’s control . Reported results should not be considered an indication of future performance . Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward - looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . Use of Non - IFRS Financial Measures This presentation includes certain non - IFRS financial measures, including EBITDA and Adjusted Gross Profit. The Company defines ( i ) EBITDA as Earnings before interest, taxes, depreciation and amortization and (ii) Adjusted Gross Profit as gross profit plus media costs. You can find the reconciliation of these measur es to the nearest comparable IFRS measures elsewhere in this presentation. Except as otherwise noted, all references herein to full - year periods refer to the Company’s fiscal year, which en ds on December 31. The Company believes that these non - IFRS measures of financial results provide useful information to management and investors regarding certain financial and business tr ends relating to the Company’s financial condition and results of operations. The Company’s management uses these non - IFRS measures to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non - IFRS financial measures provides an additional tool for investors to use in evalu ating ongoing operating results and trends. Management of the Company does not consider these non - IFRS measures in isolation or as an alternative to financial measures determined in accordan ce with IFRS. We have not reconciled the non - IFRS forward looking information to their corresponding IFRS measures because we do not provide guidance for the various reconciling items su ch as provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted without un rea sonable efforts. You should review the Company’s financial statements, when available, and not rely on any single financial measure to evaluate the Company’s business. Other companies may calculate non - IFRS measures differently, and therefore the Company’s non - IFRS measures may not be directly c omparable to similarly titled measures of other companies. Important Information

Important Information

Use of the Forecasted Financial and Other Information

This presentation contains forecasted financial and other information with respect to the Company's projected subscribers, revenues, EBITDA, EBITDA margin and gross profit for the Company's fiscal 2019, 2020, and 2021. Neither the independent auditors of MMDM nor the independent registered public accounting firm of the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These forecasts should not be relied upon as being necessarily indicative of future results.

In this presentation, certain of the above-mentioned projections have been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the forecasted financial and other information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the forecasted financial and other information. Accordingly, there can be no assurance that the projections are indicative of the future performance of MMDM, the Company, or the combined company after completion of the proposed business combination, or that actual results will not differ materially from those presented in the forecasted financial and other information. Inclusion of the forecasted financial and other information in this presentation should not be regarded as a representation by any person that the results contained in the forecasted financial and other information will be achieved.

Participants in the Solicitation

Akazoo, MMDM, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of MMDM common stock and in respect of the proposed transaction between them. Information about MMDM's directors and executive officers and their ownership of MMDM's common stock is set forth in MMDM's Annual Report on Form 10-K for the year ended March 31, 2018 filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement (as defined below). These documents can be obtained free of charge as described below.

Additional Information and Where to Find It

In connection with the proposed transaction between Akazoo and MMDM, Modern Media Acquisition Corp. S.A., the proposed new parent of Akazoo and MMDM ("HoldCo"), filed a Registration Statement on Form F-4 with the SEC (the "Registration Statement") containing a preliminary proxy statement/prospectus for MMDM stockholders. When completed, a definitive proxy statement/prospectus and proxy card will be mailed to each stockholder of MMDM entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF MMDM ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MMDM OR HOLDCO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MMDM, AKAZOO AND THE TRANSACTION. The Registration Statement, proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by MMDM or HoldCo with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to Modern Media Acquisition Corp., 1180 Peachtree Street, N.E. Suite 2400, Atlanta, GA.

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PAGE 3 STRICTLY CONFIDENTIAL Executive Summary Modern Media Acquisition Corp. (MMDM) and Akazoo are excited to present a proposed business combination delivering a leading Emerging Markets (“EM”) music streaming company • A “Modern Media” Investment Thesis • High - growth digital music streaming platform benefits from: - Secular shift to mobile content consumption - Secular shift to subscription model – access vs. ownership • Strong Public Company Candidate • Strong growth profile with diversified revenue base • Well - established – currently in 10 th year of operation • Positive EBITDA every year since inception • Use of MMDM cash to invest in: customer acquisition, territory expansion, platform development, and infrastructure build - out • Shareholders and management rolling their equity stakes • Experienced management – founded by CEO • Competitive Moat & Profitable Business Model • Hyper - local focus: content, AI - driven curation and culturally relevant user experience • Integrated partnerships with telcos and messaging platforms • Territory - specific pricing and billing arrangements to optimize customer acquisition and retention • Technology designed for premium quality user experience in an EM network environment • EM core competency with first - mover advantage x x x

PAGE 4 STRICTLY CONFIDENTIAL Akazoo is a global music streaming platform, with a “hyper - local” strategy Akazoo at a Glance Seamless access across devices and p latforms Premium local and global content World class design, look and feel Proprietary music AI recommendation engine Free, ad - supported radio service to drive revenue and subscriber conversion Mobile telco billing tailored for emerging markets 41 million (1) Registered Users € 105 million 2018A Revenue 140 Telco Integrations 400,000 Major, Local & Independent Labels 100,000 Radio Stations 25 Countries 45 million Music Tracks 5.3 million (1) Subscribers € (1) Registered User count as of March 31, 2019 and Subscriber count as of June 30, 2019

MARKET OVERVIEW

PAGE 6 STRICTLY CONFIDENTIAL Global Recorded Music Industry ( € bn ) 7.0 5.3 2.9 0.6 4.1 7.5 15.0 30.6 3.0 3.2 4.1 5.3 14.0 16.0 22.0 36.5 2016A 2018E 2022E 2030E Note: EUR:USD exchange rate of 1.11 as of market close July 24, 2019 (1) All figures represent 2018 and annual growth over 2017 (2) Streaming includes Paid Streaming and Ad Supported Streaming Revenues Source: Wall Street Research, IFPI, Nielsen Streaming Dominates Global Recorded Music Consumption Streaming now accounts for ~47% of global recorded music revenues, expected to grow at a ~12% CAGR over the next 12 years and reach ~84% by 2030 Music Industry Snapshot (1) +34% Growth in Streaming Revenue +34% Growth in Digital Music Consumption +49% Growth in U.S. Audio Streams 59% Digital Share of Global Revenue Performance Rights / Sync / Other Streaming (2) Physical and Download

PAGE 7 STRICTLY CONFIDENTIAL Paid Music Streaming Subs (millions) 84 159 230 285 303 320 27 104 194 302 429 510 2016A 2019E 2022E 2025E 2028E Smartphone Ownership (billions) Source: Wall Street Research, IFPI Emerging Markets Are the Fastest - Growing Streaming Opportunity The rapid growth of smartphone penetration makes EM a significant addressable market for music streaming Paid Streaming Revenue CAGR (2016A – 2030E) 27% 10% 14% Emerging Markets Developed Markets Global 0.84 1.00 2.67 5.10 2016A 2019E 2022E 2025E 2028E Emerging Markets Developed Markets Emerging Markets Developed Markets

PAGE 8 STRICTLY CONFIDENTIAL Top 5 Artists on Akazoo 2015 – 2018 Akazoo Subscriber Growth Content Consumption on Akazoo Platform Local Content Dominates Emerging Markets Streaming Consumers gravitate to streaming services that cater to specific local tastes Poland Russia Brazil Indonesia 61% 39% Local International 70% 30% Local International 80% 20% Local International 72% 28% Local International #1 Anita Lipnicka #2 Sylwia Grzeszczak #3 Brodka #4 Myslovitz #5 Ewa Farna #1 t.A.T.u . #2 Сплин #3 Би - 2 #4 Lumen #5 Pharaoh #1 Antonio Carlos Jobim #2 Vinicius de Moraes #3 Elis Regina #4 Gilberto Gil #5 Marisa Monte #1 Rich Brian #2 Tulus #3 Evie Tamala #4 Anggun #5 Ayu Ting Ting 153% 146% 313% 159% Source: Company data Country

COMPANY OVERVIEW

PAGE 10 STRICTLY CONFIDENTIAL Akazoo Launched in 2010 as a Local Content Provider, Growing into the Global Service it is Today Premium - only, social - enabled B2C streaming product launched in Poland Regional expansion into Asia + LatAm B2B2C partnerships initiated B2B2C partnerships with major mobile device manufacturers and telcos Awarded two major pan - African telco group tenders for 22 territories in Africa Reestablished as independent company New terrestrial radio service launched Major messaging platform partnership Premium Subscribers 1.1 million 1.8 million 3.3 million 5.3 million (1) Onset of deployments in Africa, starting with Ghana and Cameroon 3.7 million € 17mm capital investment 2012A Q2 2019 2013A 2014A 2015A 2016A 2017A Launch of AI - driven curation engine Radio expansion % GROWTH 2014 – 2015 Pre - Investment 2015 – 2016 Post - Investment Revenue 29% 86% Premium Subscribers 64% 87% (1) Subscriber count as of June 30, 2019

PAGE 11 STRICTLY CONFIDENTIAL Indicates countries currently present Note: Select Akazoo countries shown (1) www.worldometers.info Akazoo is Global Akazoo owns a first - mover advantage in EM, which comprises a population of over 1.4 billion people (1) Mexico Brazil Poland Russia Greece Cyprus Thailand Vietnam Indonesia Malaysia Singapore Philippines Ecuador Nicaragua Guatemala Costa Rica Paraguay Chile Peru Argentina Cote D’Ivoire Cameroon Zambia Kenya Ghana

PAGE 12 STRICTLY CONFIDENTIAL Sustainable and profitable growth Growth Strategy Built for Our Markets Hyper - local content strategy with global scale Cost - efficient customer acquisition through strategic partnerships Converting free, ad - supported radio users to paying premium subscribers Organic growth through increased penetration in existing markets plus launching new markets that meet criteria for success Minimizing churn through AI, attractive pricing and telco bundling models

PAGE 13 STRICTLY CONFIDENTIAL Culturally Relevant Interface Local Content Akazoo is a leading service in Emerging Markets due to its unique local strategy Akazoo is Local 25+ million songs by local artists Territory specific Top 20 updated weekly Contextual / statistic - based playlists New local releases prominently featured on home page Banners customized to promote local content Push notifications delivered upon release of new content Localized search with results based on local language preference

PAGE 14 STRICTLY CONFIDENTIAL Note: Patents cited by Sony, Pandora, Apple, Google and Nielsen, among others Our unique, proprietary technology delivers a customized catalog in every market Our Music AI Technology, a Distinct Competitive Advantage Listens to Recommends Sonic AI Recommendation Music recommendation engine employs patented AI featuring sonic analysis Delivers a superior, hyper - local user experience Contributes to lower customer churn across all markets Key Additional Patents US8686272 (2002) US8063295 (2002) Summary of Patent US7982117 (2002)

PAGE 15 STRICTLY CONFIDENTIAL Akazoo’s Hyper - Local Engine in Action Country - specific, customized content curation is unmatched by the competition Indicates Local Artist User Interface Screenshot - Poland Local Labels / Content International Labels / Content AI Technology

PAGE 16 STRICTLY CONFIDENTIAL Delivering cost - efficient subscriber growth through multiple channels Customer Acquisition Strategy Blue Chip Partnerships: Partnerships with regional and local telecom services and mobile messaging companies Radio: Push notifications to registered users of f ree, ad - supported Radio app to encourage downloads of Premium app In - House Marketing: Promote app downloads via activities and content campaigns (events, concerts, etc.) Paid Media: Traditional and digital advertising including SEO, SEM, Programmatic, Out - of - Home and more Organic / Viral: Word of mouth and subscribers’ ability to share music and links to download Premium app Key Partnership Benefits User base expansion through promotion to partner customers Direct billing through telco billing systems Over 450 million users available for future subscriber growth

PAGE 17 STRICTLY CONFIDENTIAL Our path to 20 million subscribers and ~€500 million of revenue (1) Source: www.worldometers.info (2) Source: www.newzoo.com; Forrester (3) Monthly ARPU reflects the average monthly revenue per premium subscriber The Opportunity Today Long Range Target Covered Population (1) 1.4 billion 1.5 billion+ Smartphone Penetration (2) 50% ~70% Addressable Streaming Market (ASM) 700 million 1,050 million Subscribers 5 million+ 20 million Implied Penetration Rate 0.7% 1.9% x 1.4 billion (and growing) population in our markets, with favorable demographics x Increasing smartphone penetration x Growing adoption and importance of music streaming x Potential upside in entering new markets, price increases and M&A Strong Tailwinds Driving Growth Market Opportunity Illustration (Existing Markets) Monthly ARPU (3) ~€2.10 ~€2.10 Subscription Revenue ~€100 million ~€500 million EBITDA Margin 10% ~15 – 20% Subscription EBITDA ~€10 million ~€75 – €100 million Revenue and EBITDA Opportunity Illustration (Existing Markets)

FINANCIALS & TRANSACTION OVERVIEW

PAGE 19 STRICTLY CONFIDENTIAL Subscribers (mm) 1.8 3.3 3.7 4.6 5.7 8.8 10.4 2015A 2017A 2019E 2021E EBITDA ( € mm) €4 €8 €10 €11 €11 €21 €37 2015A 2017A 2019E 2021E Revenue ( € mm) €37 €68 €90 €105 €134 €203 €285 2015A 2017A 2019E 2021E Financials and KPIs ’15 – ’18 CAGR 38% Tosca Penta’s injection of €17m in 2015 led to 80+% revenue growth in 2016 ’15 – ’18 CAGR 42% ’15 – ’18 CAGR 40% ’18 – ’21E CAGR 31% ’18 – ’21E CAGR 39% ’18 – ’21E CAGR 51%

PAGE 20 STRICTLY CONFIDENTIAL H1 2019A Run - rate vs. 2019E Revenue H1 Revenue (€mm) Note: All figures are unaudited €47 €61 €65 H1 2018A H1 2019B H1 2019A €129 €134 H1 2019A Annualized 2019E Strong Preliminary H1 2019A Performance Exceeds Forecast Run - rate H1 rev. pacing at ~97% of 2019E revenues H1 Subscribers (mm) 4.0 4.8 5.3 H1 2018A H1 2019B H1 2019A Subscribers grew ~33% YoY 1HQ18 – 1H19, exceeding management’s projections by ~10% Revenue grew ~39% YoY 1H18 – 1H19, exceeding management’s projections by ~5% Average revenue growth required in next 2 quarters to outperform projections is only 1.4%

PAGE 21 STRICTLY CONFIDENTIAL Targeted Use of Cash Proceeds Cash proceeds are expected to be used to fund organic growth in both new and existing markets to enhance the platform’s competitive standing Primary Proceeds from Transaction (1) Customer Acquisition x Expand Strategic Partnerships x Product Platform, Staffing & Infrastructure x Raise Brand Awareness x Targeted Geographic Expansion x

APPENDIX

PAGE 23 STRICTLY CONFIDENTIAL Akazoo is a global music streaming platform, with a “hyper - local” strategy Akazoo at a Glance Seamless access across devices and p latforms Premium local and global content World class design, look and feel Proprietary music AI recommendation engine Free, ad - supported radio service to drive revenue and subscriber conversion Mobile telco billing tailored for emerging markets 41 million (1) Registered Users € 105 million 2018A Revenue 140 Telco Integrations 400,000 Major, Local & Independent Labels 100,000 Radio Stations 25 Countries 45 million Music Tracks 5.3 million (1) Subscribers € (1) Registered User count as of March 31, 2019 and Subscriber count as of June 30, 2019

PAGE 24 STRICTLY CONFIDENTIAL 2015A EBITDA Revenue €36.8 Cost of Goods Sold (29.5) Operating Expenses (3.4) EBITDA €3.9 2016A 2017A 2018A EBITDA Net Income €4.8 €6.2 €4.9 Net Finance Costs 0.3 (0.1) 0.4 Income Tax Expense (0.0) 0.0 0.0 Depreciation and Amortization 3.0 4.0 5.5 EBITDA €8.1 €10.1 €10.7 Adjusted Gross Profit Gross Profit €15.6 €20.8 €23.4 Add Back: Media Costs 11.0 15.4 19.1 Adjusted Gross Profit €26.6 €36.1 €42.5 ( € in millions) (1) Akazoo was spun out from its parent company, InternetQ , in 2015 and therefore comparable reconciliations are not available. The reconciliation provided here represents estimates o f t he Company’s financials on a standalone basis 2015A EBITDA Reconciliation (1) 2016A – 2018A EBITDA and Adjusted Gross Profit Reconciliation Reconciliation of Non - IFRS Measures